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                                                                   Exhibit 10.10

                                     LEASE

1. HIRING: Lessor leases to Lessee and Lessee hires from Lessor, on the term and conditions set forth herein, the premises described in Use Schedule.

2. TERM AND RENT: The term of this lease and the rent which Lessee agrees to pay to Lessor are specified in the Schedule. Lessee agrees to pay the rent to Lessor in lawful money of the United States of America, without deductions or effect, in installments as provided in the Schedule. Rent for partial months shall be prorated.

3. DEPOSIT: Upon execution of this lease, Lessee will pay to Lessor as a security deposit the sum specified as "Deposit" in the Schedule. If Lessee shall pay all rent and observe and perform all of the terms, covenants, and conditions of this lease during the term and all extensions and renewal thereof. Lessor shall repay the deposit to Lessee, without interest, within three (3) days after Lessee vacates the premises. If Lessee defaults in any of the terms, covenants or conditions of this (including but not limited to, no payment of rent), Lessor may use or apply so much of the security deposit as is required to cure or make good such default, or to indemnify Lessor for loss or damage arising therefrom. Lessee agrees to restore the security deposit to the full original amount immediately upon receipt of demand from Lessor therefor. The security deposit will not be deemed a payment of the monthly rent due for the last month of the term.

4. POSSESSION: If Lessor is unable to deliver possession of the premises to Lessee at the commencement of the term for any reason whatsoever, this lease shall not be voided or voidable for a period of thirty (30) days thereafter, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but the rent shall abate until Lessor delivers possession of the premises to Lessee. The term of this lease shall be extended for a period equal to any such delay and Lessee agrees to pay the rent provided for herein and perform all of the terms and conditions of this lease during such extension.

       If Lessor is unable to deliver possession of the premises within thirty
    (30) days after the commencement date, this lease may be terminated by Lessee by written notice to Lessor at any time thereafter prior to the date possession is delivered to Lessee.

5. USE: The premises shall be used for the purpose provided in the Schedule, and for no other purpose without the prior written consent of Lessor, Lessee agrees to conduct his business in
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    accordance with the highest ethical standards of the business and profession in which he is engaged, and in case of a breach of this covenant, Lessee agrees that Lessor may cancel this lease.

6. ABANDONMENT: Lessee will not abandon or surrender the premises during the term, and if Lessee does, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed abandoned at the option of Lessor.

7. CONDITION OF PREMISES: Lessee's taking possession shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. No promise to alter, remodel, or improve the premises or the building and no representation respecting the condition of the premises or the building have been made by Lessor to Lessee, unless the same is set forth in the Schedule. Lessee waives all right to make repairs at the expense of Lessor, and to deduct the cost thereof from the rent, and Lessee waives all rights under Section 1941 and 1942 of the Civil Code of the State of California. At the termination of this lease by lapse of time or otherwise, Lessee shall surrender the premises in as good a condition as when Lessee took possession, ordinary wear and loss by fire excepted, failing which Lessor may restore the premises to such condition and Lessee shall pay the cost thereof to Lessor upon demand.

8. ALTERATIONS AND REPAIRS: Except for any initial leasehold improvements provided for in the Schedule, Lessee shall not make or permit to be made any alterations, additions, improvements, or changes in the premises without the prior written consent of Lessor, which shall not be unreasonably withheld. Subject to the service to be rendered by Lessor as set forth in the Schedule, Lessee shall, at Lessee's own expense, keep the premises in good order, condition, and repair during the term, including the replacement of all broken glass with glass of the same size and quality under the supervision and with the approval of Lessor. If Lessee does not make repairs promptly and adequately, Lessor may but need not, make repairs, and Lessee shall pay promptly the reasonable cost thereof. At any time or times, Lessor either voluntarily or pursuant to governmental requirement, may make repairs, alterations, or improvements in or to the building, or any part thereof, including the premises, and during such operations Lessor may close entrances, doors, corridors, elevators and or other facilities, all without any liability to Lessee by reason of interference, inconvenience, or annoyance, provided that Lessee shall have reasonable access to the premises. Lessor shall

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     not be liable to Lessee for any expense, injury or loss, or damage resulting from work done in or upon, or the use of any adjacent or nearby building, land, street or alley. In the event Lessee requests that repairs, alterations, decorating, or other work in the premises be made during periods other than ordinary business hours. Lessee shall pay Lessor for overtime and other additional expenses incurred because of such request.

 9. LIENS: Lessee agrees to keep the premises and the property on which the premises are located free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

10. INDEMNIFICATION: Lessee waives all claims against Lessor for damages to property, or to goods, wares, and merchandise stored in, upon, or about the premises, and for injuries to persons in, upon, or about the premises from any cause arising at any time, and Lessee agrees to indemnify and hold Lessor exempt and harmless for and on account of any damage or injury to any person or property arising from the use of the premises by Lessee or from the failure of Lessee to keep the premises in good condition as herein provided. Lessor shall not be liable to Lessee for any damage because of any act or negligence of any co-tenant or other occupant of the same building, or by any owner or occupant of adjoining or contiguous property, not for overflow, breakage or leakage of water, steam, gas, electricity from pipes, wires, or otherwise. Lessee will pay for all damage to the building and to the tenants and occupants thereof caused by Lessee, his agents', patients', clients', or invitees' misuse or neglect of said premises, its apparatus, or appurtenances.

11. INSURANCE: Lessee at Lessee's expense will provide and keep in force during the term of this lease and for the benefit of Lessor and Lessee general liability insurance policies with companies and in form satisfactory to Lessor, protecting Lessor and Lessee against any and all liability occasioned by accident or disaster in amounts not less than that specified as "insurance" in the Schedule. Lessee agrees to furnish copies of such policies to Lessor upon request, Lessor agrees during the term to carry fire and extended coverage insurance insuring Lessor's interest in the premises in such amounts and covering such perils as Lessor shall determine, but Lessor shall have no obligation to insure against loss by Lessee to Lessee's leasehold improvements, fixtures, furniture, or other personal property or about the premises occurring from any cause whatsoever and Lessee shall have no interest in the proceeds of any insurance carried by Lessor.

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         If Lessor's insurance rates for the premises are increased at any time during the term as a result of the nature of Lessee's use and occupancy of the premises, Lessee agrees to reimburse Lessor for the full amount of such increase immediately upon receipt of demand from Lessor therefor, such increase shall be prorated as of the expiration of the term, if applicable.

12. SUBROGATION: Lessee and Lessor hereby waive any rights of subrogation which their respective insurers might have under all policies of insurance now existing or hereafter purchased during the term by either Lessor or Lessee, insuring or covering the premises or any portion thereof, or Lessee's leasehold improvements, furniture, fixtures, personal property, business, or operations in or about the premises.

13. TAXES: Lessee will pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the term hereof upon Lessee's fixtures, furniture and personal property installed or located in the premises.

         The term "basic taxes" as used in this subparagraph shall mean all taxes and assessments levied, assessed, or charged against the real property and improvements for the base tax year specified in the Schedule. In the event the amount of taxes and assessments paid by Lessor for any fiscal year during the term exceeds said basic taxes, Lessee agrees to pay to Lessor within thirty (30) days after demand, as additional rent hereunder, an amount equal to that portion of such increase as the total square feet of Lessee's premises bears to the total leasable space. The total square feet of Lessee's premises and the total square feet of the building are specified in the Schedule for the purpose of this provision.

         Lessee shall be considered the owner during the term of any leasehold improvements installed at Lessee's expense, and any such leasehold improvements may be assessed to lessee for property tax purposes. Except as otherwise provided in the Schedule, Less shall not remove from the premises any leasehold improvements installed by Lessor's prior written consent and the ownership of any such leasehold improvements shall revert in Lessor upon the expiration of the term.

14. SERVICES: So long as Lessee is not in default hereunder, Lessor will furnish premises with such services as are specified in the Schedule, and Lessee will pay for all other services supplied to the premises. Lessor shall not be liable to Lessee or to any other party for any

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     claim, injury, damage, rebate, or charge of any kind whatsoever which may arise or accrue in case of the interruption of the supply of water, heat, electricity, elevator service, air conditioning, gas, compressed air, or refrigeration caused by conditions beyond Lessor's control, or by accident, failure of power supply, repairs, strikes, fire, flood, act of God, or on account of any defect of the building or the premises, nor shall any such interruption be grounds for termination of this lease provided Lessor exercises reasonable diligence to remedy such interruption.

15. PARKING: Lessee shall be entitled to use the parking spaces specified in the Schedule. Lessee agrees that vehicles of Lessee or its employees shall not park in driveways nor occupy parking spaces of other areas reserved for any use such as visitors, delivery, loading, or other tenants.

16. DESTRUCTION: In the event of partial destruction of the building or appurtenances during the term from a cause which is insured under Lessor's fire and extended coverage insurance, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of the state, county, federal, or municipal authorities, but such partial destruction shall not annul or void this lease, except that Lessee shall be entitled to a proportional reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs interferes with the business carried on by Lessee in the premises.

          If the partial destruction is caused by a casualty which is not insured by the Lessor's fire and extended covered insurance or if such repairs cannot be made within thirty (30) days the Lessor or Lessee may terminate this lease by giving written notice to the other party within thirty (30) days after the damage occurs. If the lease is not terminated, Lessor shall make such repairs within a reasonable time with this lease continuing in full force and effect and the rent proportionately reduced while the repairs are being made.

          In the event the building in which the premises are located is destroyed to the extent of not less than 50% of the then replacement cost thereof, Lessor may elect to terminate this lease, regardless of whether the premises are damaged, whether the partial destruction is caused by a casualty which is covered by insurance, or whether the repairs can be made within ninety (90) days. A total destruction of the building in which the premises are located shall terminate this lease. In respect to any partial destruction which Lessor is obligated to

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     repair or may elect to repair under the terms of this paragraph and which can be made within ninety (90) days the provisions of Section 1932, subdivision 2 and Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee.

           In the event of termination of this lease pursuant to any of the provisions of this paragraph, rent and Lessee's portion of any tax increase shall be apportioned on a per diem basis and shall be paid to the date of casualty. In no event shall Lessor be liable to Lessee for any damages resulting to Lessee from the happening of such casualty or from the repairing or reconstruction of the premises or of the building, or from the termination of this lease as herein provided, nor shall Lessee be relieved thereby or in any such event from Lessee's obligations hereunder except to the extent and upon the conditions expressly stated in the paragraph.

17. EMINENT DOMAIN: If the whole or any substantial part of the building or appurtenant real property shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date of such termination but the entire award shall be the property of Lessor without apportionment.

18. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease, or any interest herein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents or employees of Lessee excepted) to occupy or use the premises, or any portion thereof, without the prior written consent of Lessor, and a consent to and assignment, subletting, occupation, or use by any other person shall not be deemed a consent to any subsequent assignment: subletting, occupation, or use by any other person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this lease. Any transfer or assignment of this lease by operation of law without the written consent of Lessor shall make this lease voidable at the option of Lessor.

           Lessor shall not unreasonably withhold its consent to a subletting by Lessee provided that (a) the sublessee is financially responsible; (b) the sublessee proposes to use the premises for the same purpose or a purpose which is permitted by applicable zoning ordinances and regulations; (c) the proposed use is not injurious to the premises; (d) the proposed use will not disturb other tenants of Lessor in the building or immediate vicinity; and (e) the proposed

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     use will not violate any existing exclusive use provisions applicable to the building or the premises.

           Every assignment or sublease shall recite that it is and shall be subject and subordinate to the provisions of this lease, and the termination of this lease shall constitute a termination of every such assignment or sublease.

           LESSOR HEREBY CONSENTS TO AN ASSIGNMENT OF THIS LEASE OR SUBLEASE OF ALL OR PART OF THE PREMISES TO A WHOLLY OWNED SUBSIDIARY OF LESSEE OR THE PARENT ________ TO ANY CORPORATION INTO OR WITH WHICH LESSEE MAY BE MERGED OR CONSOLIDATED; PROVIDED THAT LESSEE PROMPTLY PROVIDES LESSOR WITH A FULLY EXECUTED COPY OF SUCH ASSIGNMENT OR SUBLEASE AND THAT LESSOR IS NOT RELEASED FROM LIABILITY UNDER THE LEASE.

           IF LESSOR CONSENTS TO A PROPOSED ASSIGNMENT OR SUBLEASE, THEN LESSOR WILL HAVE THE RIGHT TO REQUIRE LESSEE WILL HAVE THE RIGHT TO REQUIRE LESSEE TO PAY TO LESSOR A SUM EQUAL TO TWENTY-FIVE PERCENT (25%) OF (A) ANY RENT OR OTHER CONSIDERATION PAID TO LESSEE BY ANY PROPOSED TRANSFEREE THAT (AFTER DEDUCTING THE COSTS OF LESSEE, IF ANY, IN EFFECTING THE ASSIGNMENT OR SUBLEASE, INCLUDING REASONABLE ALTERATIONS, COSTS, COMMISSIONS AND LEGAL FEES IF IN ______ OF THE RENT ALLOCABLE TO THE TRANSFERRED SPACE THEN BEING PAID BY LESSEE TO LESSOR PURSUANT TO THIS LEASE, AND (B) LESSOR'S REASONABLE ATTORNEY'S FEES AND COSTS INCURRED IN CONNECTION WITH NEGOTIATION, REVIEW AND PROCESSING OF THE TRANSFER (WHICH FEES AND COSTS SHALL NOT IN ANY EVENT EXCEED $1,000). ALL SUCH SUMS PAYABLE WILL BE PAYABLE TO LESSOR AT THE TIME THE NEXT PAYMENT OF MONTHLY RENT IS DUE.

19. SUBORDINATION: The rights of Lessee under this lease shall be and they are subject and subordinate at all times to the lien of any mortgage or mortgages, deed of trust or deeds of trust, now or hereafter in force against the property, and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute further instruments subordinating this lease to the lien or liens of any such mortgage or mortgages, deed of trust

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     or deeds of trust, as shall be requested by Lessor, as long as Lessor is provided a standard non-disturbance assignment. Lessee hereby irrevocably appoints Lessor as attorney in fact for Lessee with full power and authority or execute and deliver in the name of Lessee any such instrument or instruments.

           If any mortgagee or beneficiary elects to have this lease superior to its mortgage or deed of trust and gives notice of such fact to Lessee, then this lease shall be deemed superior to the lien of any such mortgage or deed of trust, whether this lease or a memorandum thereof is dated or recorded before or after said mortgage or deed of trust.

20. SIGNS: Lessee shall not place any signs, lettering, marks, photographs, or any other material whatsoever, on the interior or exterior doors, windows, hallways, or any other place in, on, or about the building, or its appurtenances, without Lessee's prior written approval of the size, style, design, color, material, manner of applying or fastening, and location thereof, and the person or firm who shall install or apply the same.

21. LESSOR'S REMEDIES: If Lessee fails to make any payment of any such sum due under this lease for ten (10) days after notice from Lessor or fails to perform any other term, covenant, or condition hereof for twenty (20) days after notice from Lessor, or if Lessee's interest herein, or any part thereof, is assigned or transferred, either voluntarily or by operation of law (except as expressly permitted by other provisions of this lease) including, without limitation, the filing of a petition by or against Lessee, or any member of Lessee if Lessee is a partnership or joint venture, under any insolvency or bankruptcy laws, or if Lessee makes a general or any assignment for the benefit of its creditors, then, in any such events, Lessor shall have the right, at its option, in addition to and not exclusive of any other remedy Lessor may have by operation of law, without any further demand or notice, to re-enter the premises and eject all persons therefrom, using all necessary forces to do so, and either:

     (1) Declare this lease at an end, in which event Lessee shall immediately pay to Lessor a sum of money equal to the amount, if any, by which the then cash value of the rent reserved hereunder, for the balance of the term of this lease exceeds the then cash reasonable rental value of the premises for the balance of the term; or

     (2) Without terminating this lease, relet the premises, of any part thereof, as the agent and for the account of Lessee upon such terms and conditions as Lessor may deem advisable, in

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          which event to no rents received on such reletting shall be applied
          ___ to the expense of such reletting and collection, including necessary renovation and alterations of the premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due hereunder, and if a sufficient sum is not thus realized to pay such sums and other charges, Lessee shall pay Lessor any deficiency monthly, notwithstanding Lessor may have received rent in excess of the rent stipulated in this lease in previous or subsequent months, and Lessor may bring an action therefor as such monthly deficiency shall arise.

               Any such re-entry shall be allowed by Lessee without let or hindrance, and Lessor shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

               No re-entry and taking of possession of the premises by Lessor shall be construed as an election on Lessor's part to terminate this lease, regardless of the extent of renovations and alteration by Lessor, unless a written notice of such intention is given to Lessee by Lessor. Notwithstanding any reletting without termination, Lessor may at any time thereafter terminate this lease for such previous breach.

22. SURRENDER: The voluntary or other surrender of this lease by Lessee, as a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

23. REMOVAL OF PROPERTY: Lessee hereby irrevocably appoints Lessor as agent and attorney in fact of Lessee, to enter upon the premises, in the event of default by Lessee in the payment of any rent herein reserved, or in the performance of any term, covenant, or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the premises, and to place such property in storage for the account of and at the expense of Lessee. In the event that Lessee shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Lessor may sell any or all of such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then

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     or thereafter be due to Lessor from Lessee under any of the terms thereof;
     and fourth, the balance, if any, to Lessee.

24. TRANSFER OF SECURITY: Lessor may transfer or deliver any security given by Lessee to secure the faithful performance of any of the covenants of this lease to the purchaser of successor of Lessor's interest in the premises, and thereupon Lessor shall be discharged from any further liability in reference thereto.

25. WAIVER: The waiver by Lessor or Lessee of any breach of any term, covenant, or condition herein contained shall not be deemed to be a wavier of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this lease, other than failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26. HOLDING OVER: Any holding over after the expiration of the term, with the consent of Lessor, shall be construed to be a tenancy from month to month on the same terms and conditions of this lease, or for the recovery of the possession of the premises, the prevailing party shall be entitled to recover from the other party as a part of any judgment rendered.

27. ATTORNEY'S FEES: If an action at law or in equity shall be brought to recover any rent under this lease, or for or to enforce or interpret any of the terms, covenants, agreements, or conditions of this lease, or for the recovery of the possession of the premises, the prevailing party shall be entitled to recover from the other party as part of the prevailing party's costs a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

28. NOTICES: All notices to be given to Lessee may be given in writing, personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the premises, whether or not Lessee has departed from, abandoned, or vacated the premises. Notice to Lessor may be given in writing personally or by depositing the same in the U.S. mail, postage prepaid, and addressed to Lessor at the address to which the rent is paid.

29. COMMISSION: Lessee warrants that Lessee has not had any dealings with any realtor, broker, or agent, other than as specified in the Schedule hereto, in connection with negotiating or recurring this lease.

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30.  LESSOR ACCESS TO PREMISES:  Lessor, its agents or employees shall have the right to enter the premises at reasonable hours to make inspections; to exhibit the premises to prospective purchasers, lender or tenant; to determine if tenant is complying with all terms of and provisions of this lease, to supply any service to be performed by Lessor to Lessee as required in this lease; to past notices of responsibility and to make repairs required of Lessor, it being understood that the Lessor shall not be required to have such work performed outside of normal business hours. Lessor shall retain a key for all doors to and within the premises and shall have the right to use any means that Lessor deems proper to open any door to or in the premises in order to gain entry to the premises.

31. GENERAL PROVISIONS: This lease contains all of the terms, covenants, and conditions agreed to by Lessor and Lessee and it may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this lease or the respective successors in interest.

          Each term and each provision of this lease performable by Lessee shall be construed to be both a covenant and a condition.

          The covenants and conditions hereof, subject to the provisions as to subletting and assignment, shall apply to and bind the heirs, successors, executors, administrators, sublessees, and assigns of the parties.

          All persons who have signed this lease shall be jointly and severally liable hereunder.

          When the context of this lease requires, the masculine gender includes the feminine, a corporation, or a partnership, and the singular number includes the plural.

          The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

          This lease shall be governed by and construed in accordance with the laws of the State of California.

          Time is of the essence as to all of the provisions of this lease.

32.  OTHER TERMS AND CONDITIONS:  None.

33. RULES: The rules and regulations contained in this lease, as well as reasonable rules and regulations as may be hereafter adopted by Lessor for the safety, care, and cleanliness of the premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations.

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        Rules and Regulations attached to and made a part of this Lease

     (a) Peaceful Enjoyment: Lessee, its employees, and visitors shall not interfere with the peaceful enjoyment of the premises by other lessees, if any, or those having business with them. Lessee shall not permit the placing of litter in or upon the building and grounds and shall not permit any animal, bicycle, motorcycle, or vehicle to be brought into or kept in the building.

     (b) Moving Heavy Objects: Lessee shall be responsible to repair any damage occasioned by the moving of freight, furniture, or other objects into, within, or out of the building. No heavy objects of any nature shall be placed upon any floor without Lessor's prior written approval as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Lessor may specify the time of moving to minimize inconvenience to other lessees, if any.

     (c) Obstructions: Waste, Markings: No drapes or sunscreens of any nature shall be installed without Lessor's prior written approval. The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be _____ into them. Waste and excessive or unusual use of water shall not be allowed. Lessee shall not mark, drive nails, screw or drill in, paint, not in any way deface the walls, ceilings, partitions, floors, wood, stone or ironwork. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be borne by the Lessee who has caused such breakage, stoppage or damage.

     (d) Locks: No additional lock or locks shall be placed by Lessee on any door unless written consent of the Lessor shall first have been obtained. Two keys will be furnished by Lessor. All keys shall be surrendered to Lessor upon termination or expiration of the lease term.

     (e) Janitorial Services: If Lessor supplies janitorial services, Lessee shall not, without Lessor's prior consent, employ any person or persons, other than the janitor of Lessor, for the purpose of cleaning the leased premises. Lessor shall not be responsible for the loss of property from the leased premises, however occurring, or for any damage to any Lessee occasioned by any of Lessor's employees or subcontractors or by any other person.

     (f) Outside Storage: No materials, supplies, equipment, finished products, or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to

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remain on any portion of the leased premises outside of the building constructed thereon, except with the prior written consent of the Lessor.

     (g) Other Rules: Lessor reserves the right to make such other rules and regulations, including parking regulations, as in Lessor's judgment may from time to time be necessary for the safety, cleanliness, and orderly operation of the leased premises. Lessee agrees to require its employees to abide by any such rules and regulations, including parking regulations.

34.  SCHEDULE:  The following Schedule is part of this lease:

     1. DESCRIPTION OF PREMISES: Suites A through __, Suites __ through __, and Suites U and V at 445 Sherman Avenue, Palo Alto, with floor plans attached to this lease (Exhibit A).

     2. TERMS: 24 (twenty-four) months commencing December 1, 1997, and ending a 5:00 p.m. on November 30, 1999.

     3. RENT: $18,269.00 (Eighteen thousand, Two Hundred Sixty-Nine Dollars) per month, payable in equal installments in said amount in advance on the first day of each month, commencing December 1, 1997, and continuing on the same day of each month for the balance of the term. The rent is $2.00 per square foot per month for all ground floor suites, and $1.75 per square foot for suites U and V. Rent shall be payable to Lessor at Dr. and Mrs. Jean Lust, 1274 Filbert Street, Apt. #3, San Francisco, California 94109, Telephone: (415) 673-3131. Checks made payable to Real Estate Properties, or at such other place as Lessor may designate in writing. Lessor acknowledges receipt of the following $18,269.00 rent upon execution of this lease.

     4. DEPOSIT: $20,000 (Twenty Thousand Dollars), receipt of which is hereby acknowledged.

     5. USE OF PREMISES: Software Development, sales, marketing, administration, travel ticketing, fulfillment, option, and related uses.

     6. REPRESENTATION AND CONDITION OF PREMISES: All suites, carpets and windows will be clean. $2,400.00 will be available to install new carpet in Suites U and V. All outside doors will be re-keyed. Door signs and Directory signs will be named Internet Travel Network according to the needs of the tenant.

             Lessor represents that the premises will be in good order and repair and that all services provided _____ shall be in good operating condition. Lessor shall maintain and keep the exterior

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         of the building in good order and repair and watertight at Lessor expense, except for damages caused by Lessor or his agents or invitees. Lessor will use best efforts to perform any regular maintenance or repair within fifteen (15) days of written notice provided by Lessee.

     7. SERVICES TO BE PROVIDED BY LESSOR: Heating, air conditioning, electricity, garbage, water and ______. Tenant pays for own janitorial and telephone usage. Lessor and Lessee will use the same janitorial company, as directed by Lessor. Landlord pays taxes and insurance, except under _______paragraph 10. Lessor shall pay their own personal property taxes. The above services provided by Lessor will be maintained by Lessor at ____ expense.

     8. LEASEHOLD IMPROVEMENTS TO BE PROVIDED BY LESSOR: Lessor agrees to move walls and create doorways in Suites __ and K as outlined in Exhibit A. Lessor agrees to remove cabinet wall and door from Suite __. The wooden bookcases on the property limit walls in Suites B and C will be removed by Lessor and the walls painted. Lessor will invoice Lessee for the cost of these improvements ____ ____ in this paragraph and in Exhibit A and the removal of the bookcases. Lessor to complete in a timely manner, but in any event, prior to December 31, ___ __ ____ _____.

     9. REMOVAL OF PROPERTY: At any time Lessee may, and prior to the end of the lease term Lessee shall, remove from the premises furniture, equipment, and other personal property installed by Lessee or at Lessee's expense. Lessee shall not remove any fixtures or leasehold improvements without Lessor's prior written consent, except the following; fixtures installed by Lessee which can be removed without damage to building.

         Upon Lessor's written request, Lessee shall remove the following fixtures and leasehold improvements: None.

         Lessee shall repair any damage to the promises caused by removal of any property, and shall restore the premises to its conditions at the commencement of the term, less reasonable wear and tear. All of such removal and restoration shall be accomplished at Lessor's expense prior to the end of the lease term.

   10. LESSEE'S INSURANCE: Tenants to carry their own liability insurance. $1,000,000 for injuries to any person
         $1,000,000 for injuries to any one accident
         $1,000,000 for damage to property

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    11.  TAXES: All taxes ___ in paragraph 13 of the lease, which is a ___
         lease, will be paid by Lessor.

    12.  PARKING:  No parking space available on the premises.

    13. RENEWAL OPTION: Lessee shall have the option to renew this lease for an additional period of 24 (Twenty Four) months following the expiration of the original term upon giving written notice to Lessor, at least 120 (One Hundred and Twenty) days, but no more than 180 (One Hundred and Eighty) days before the expiration of the original term of Lessee's election to exercise its renewal option. The extended term shall be upon all the terms and conditions contained in this lease, except that the monthly rental for the extended term shall be negotiated at time of renewal.

  This lease is subject to termination of Landlord's lease with Marimba, Inc. for the premises.

EXECUTED as of this 24/th/ day of November, 1997.

LESSOR                           LESSEE



________________________         __________________________
Dr. Jean Lust                    Internet Travel Network
                                 By Matt Ackerman

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